SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2006

TELESOURCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2564	59-3738614
(State or other jurisdiction of	(Commission file number)	(IRS employer
incorporation or organization)		identification no.)

860 Parkview Boulevard

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

(630) 620-4787

(Registrant’s telephone number, including area code)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2006, Weston W. Marsh submitted his resignation as a member of the Board of Directors. The resignation is effective June 1, 2006. Mr. Marsh’s resignation was voluntarily tendered in response to the Company’s recent expressed desire to reduce the size of the Board from six members to five.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Telesource International (Registrant)

By:	/s/ Greg Grosvenor
Greg Grosvenor, Chief Financial Officer
Date: May 25, 2006